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                                                                   EXHIBIT 10.14
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                                                                  EXECUTION COPY
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                      THIRD AMENDMENT TO OMNIBUS AGREEMENT
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     THIS THIRD AMENDMENT, effective as of the 16th day of October 1998 (the
"Effective Date") is made and entered into by and between The New York Blood Center, Inc., a New York not-for-profit corporation, having an office at 310
East 67th Street, New York, New York 10021 ("NYBC") and V.I. Technologies, Inc. (formerly known as Melville Biologics, Inc.), a Delaware corporation, having an office at 155 Duryea Road, Melville, New York 11747 ("VITEX").

     WHEREAS, the parties have executed an Omnibus Agreement effective as of October 26, 1995 (the "OMNIBUS AGREEMENT") as amended by a First Amendment (the "FIRST AMENDMENT") and a Second Amendment (the "SECOND AMENDMENT") both dated March 31, 1998; and

     WHEREAS, the parties now desire to enter into this THIRD AMENDMENT.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, NYBC and VITEX mutually agree as follows:

     1. The following provisions shall be added to the Omnibus Agreement:

     4.11 VITEX agrees to reimburse NYBC for (i) all past payments made by NYBC to Edison under Paragraph 3.5 of the EDISON AGREEMENT and (ii) all past reasonable costs incurred during the term of the CELLULAR AGREEMENT in prosecuting and maintaining the patent applications set forth in Appendix A of the CELLULAR AGREEMENT. Such
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reimbursements shall collectively not exceed a maximum of seventy-five thousand dollars ($75,000) and shall be payable to NYBC as follows: a first installment of fifty thousand dollars ($50,000) due and payable ten (10) days from the Effective Date, and a second installment of twenty-five thousand dollars ($25,000) due and payable on December 31, 1998.

     4.12 VITEX shall be responsible for all future aspects of the filing, prosecution and maintenance of all the patent applications set forth in Appendix A of the CELLULAR AGREEMENT, and for all reasonable costs in connection therewith which shall be incurred during the term of the CELLULAR AGREEMENT.

     2. Except as expressly amended hereby, the provisions of the OMNIBUS AGREEMENT as amended by the FIRST AMENDMENT and the SECOND AMENDMENT remain unchanged and in full force and effect.

     3. This THIRD AMENDMENT shall remain in full force and effect for the term of the OMNIBUS AGREEMENT.


     IN WITNESS WHEREOF, the parties hereto have caused this THIRD AMENDMENT to be executed by their duly authorized representatives as of the Effective Date.

V.I. TECHNOLOGIES, INC.        THE NEW YORK BLOOD CENTER, INC.


By: /s/ John R. Barr           By: /s/ John F. Wurmser
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Name: John R. Barr             Name: John F. Wurmser
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Date: 10-19-98                 Date: November 10, 1998
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